HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042          HV-3572 - PremierSolutions State of Connecticut

333-72042          HV-4899 - PremierSolutions New Jersey Institutions of Higher Education

Supplement dated August 15, 2012 to your Prospectus

FUND NAME CHANGE

Effective on September 24, 2012, the following name change is made to your Prospectus:

Old Name	New Name
Invesco Van Kampen Equity and Income Fund - Class A	Invesco Equity and Income Fund - Class A

As a result of the change, all references to the Old Name in your Prospectus are deleted and replaced with the New Name.

The Prospectus is amended to reflect the above change.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.